                                                                  Exhibit (j)(1)

                               CONSENT OF COUNSEL



                  We hereby consent to the use of our name and to the reference to our Firm under the caption "Counsel" in the Statement of Additional Information that is included in, Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of Armada Funds.





                                            /s/ Drinker Biddle & Reath LLP
                                            ---------------------------------
                                            DRINKER BIDDLE & REATH LLP


Philadelphia, Pennsylvania
September 29, 2000